Financial Instruments	12 Months Ended
Aug. 31, 2021
Financial Instruments

12. Financial Instruments

Fair Value of Financial Instruments

Cash, derivatives in gold bullion loans, convertible debentures, and derivative warrant liabilities are classified as fair value through profit and loss. Trade and other payables are classified as other financial liabilities, which are measured at amortized cost. Trade and Other Receivables are measured at amortized cost.

The carrying value of the Company’s cash, other receivables, trade and other payables approximate their fair value due to the relatively short-term nature of these instruments.

Fair value estimates are made at a specific point in time, based on relevant market information and information about financial instruments. These estimates are subject to and involve uncertainties and matters of significant judgment, therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The Company classifies its financial instruments carried at fair value according to a three-level hierarchy that reflects the significance of the inputs used in making the fair value measurements. The three levels of fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•	Level 2 - Inputs other than quoted prices that are observable for assets and liabilities, either directly or indirectly;
•	Level 3 – Inputs for assets or liabilities that are not based on observable market data.

As of August 31, 2021 and August 31, 2020, cash is recorded at fair value under level 1 within the fair value hierarchy, convertible debentures (Note 25) are classified as Level 3 within the fair value hierarchy, and derivative warrant liabilities (Note 26) are classified as level 3.

The fair value of the convertible debentures at initial recognition and at period-end and at conversion has been calculated using a binomial lattice methodology. This methodology determined the total fair value of the instruments by maximizing the economic benefits to a market participant by comparing the conversion value and hold value over the term of the instruments.

The following table shows the valuation techniques used in measuring Level 3 fair values for derivative warrant liabilities and convertible debentures, as well as the significant unobservable inputs used.

Type	Valuation Technique	Key Inputs	Inter-relationship between significant inputs and fair value measurement
Derivative warrant liabilities	The fair value of the warrant liabilities at the year-end has been calculated using a Black-Scholes pricing model combined with a discounted cash flow methodology.

Key observable inputs

•      Share price (August 31, 2021: $0.41, August 31, 2020: $0.835)

•      Risk-free interest rate (August 31, 2021: 0.19% to 0.67%, August 31, 2020: 0.15%)

•      Dividend yield (August 31, 2021: 0%, August 31, 2020: 0%)

Key unobservable inputs

•      Expected volatility (August 31, 2021: 60% to 70%, August 31, 2020: 51%)

The estimated fair value would increase (decrease) if:

•      The share price was higher (lower)

•      The risk-free interest rate was higher (lower)

•      The dividend yield was lower (higher)

•      The expected volatility factor was higher (lower)

•      The credit spread was lower (higher)

Convertible debentures	The fair value of the convertible debt during the period was calculated using a binomial lattice methodology.

Key observable inputs*

•      Share price (August 31, 2021: $0.623 to $0.828, August 31, 2020: $ 0.835)

•      Risk-free interest rate (August 31, 2021: 0.10% to 0.16%, August 31, 2020: 0.13% to 0.15%)

•      Dividend yield (August 31, 2021: 0%, August 31, 2020: 0%)

Key unobservable inputs*

•      Discount for lack of marketability (DLOM) (August 31, 2021: 5%-15%, August 31, 2020: 20%-21%)

The estimated fair value would increase (decrease) if:

•      The share price was higher (lower)

•      The risk-free interest rate was higher (lower)

•      The dividend yield was lower (higher)

•      The discount for lack of marketability was lower (higher)

*The range provided for the year ended August 31, 2021 refers to the range used for each assumption for the fair value at the date of the conversions during the period as the balance is $nil at year end.

Sensitivity Analysis

For the fair values of derivative warrant liabilities, reasonably possible changes to expected volatility, the significant unobservable input, holding other inputs constant would have the following effects:

Derivative Warrant Liabilities	August 31, 2021
Comprehensive Loss	Increase	Decrease
Expected volatility (20% movement vs. the model input)	$(716)	$720

A summary of the Company's risk exposures as they relate to financial instruments are reflected below:

Credit Risk

Credit risk is the risk of an unexpected loss if a third party to a financial instrument fails to meet its contractual obligations. The Company is subject to credit risk on the cash balances at the bank and accounts and other receivables and the carrying value of those accounts represent the Company’s maximum exposure to credit risk. The amounts receivable consists primarily of amounts due from government taxation authorities. The Company has not recorded an impairment or allowance for credit risk as at August 31, 2021, or August 31, 2020.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rate. The Company’s bank accounts earn interest income at variable rates. The Company’s future interest income is exposed to changes in short-term rates. As at August 31, 2021, a 1% increase/decrease in interest rates would decrease/increase net loss for the period by approximately $0.1 million (2020 - $0.04 million).

Liquidity Risk

The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. As at August 31, 2021, the Company had cash of $13.4 million (August 31, 2020 - $4.1 million), current assets of $15.4 million (August 31, 2020 - $5.4 million) and current liabilities of $7.4 million (August 31, 2020 - $10.6 million). Current working capital of the Company is $8.0 million (August 31, 2020 - $5.2 million deficiency). Within working capital, current liabilities include $2.1 million in derivative liabilities. The Company has identified that further funding may be required for working capital purposes, and to finance the Company’s in-fill drilling, exploration program and development of mining assets.

Foreign Currency Risk

The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates. The Company has offices in Canada, USA, and Tanzania, but holds cash mainly in Canadian and United States currencies. A significant change in the currency exchange rates between the Canadian dollar relative to US dollar and Tanzanian shillings could have an effect on the Company’s results of operations, financial position, or cash flows. At August 31, 2021, the Company had no hedging agreements in place with respect to foreign exchange rates. As the majority of the transactions of the Company are denominated in US and Tanzanian Shilling currencies, movements in the foreign exchange rates are not expected to have a material impact on the consolidated statements of comprehensive loss.